Business Combination	12 Months Ended
Dec. 31, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Business Combination

3. Business Combination

On November 7, 2023, the Company closed the previously announced Business Combination pursuant to the Merger Agreement, dated April 25, 2022, by and among Data Knights, Merger Sub, and Legacy ONMD, as described in Note 1.

Pursuant to the Merger Agreement: (i) Merger Sub merged with and into Legacy ONMD, with Legacy ONMD surviving the Merger, as a wholly-owned subsidiary of Data Knights, and (ii) Data Knights, which had been formed as a Delaware corporation solely for the purpose of facilitating the Business Combination, changed its name to OneMedNet Corporation.

The Business Combination was accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, Data Knights was treated as the acquired company for financial reporting purposes. This determination is primarily based on the fact that subsequent to the Business Combination, Legacy ONMD’s stockholders have the majority of the voting power of the combined entity, Legacy ONMD comprised all of the ongoing operations of the combined entity, Legacy ONMD comprised a majority of the governing body of the combined entity, and Legacy ONMD’s senior management comprised all of the senior management of the combined entity. Accordingly, for accounting purposes, the Business Combination was treated as the equivalent of Legacy ONMD issuing shares for the net assets of Data Knights, accompanied by a recapitalization.

Since this is considered a recapitalization for accounting purposes, the net assets of Data Knights were not remeasured at fair value but were stated at historical cost and there was no goodwill or intangibles recognized. Operations prior to the Business Combination are those of Legacy ONMD.

The aggregate consideration to the stockholders of Legacy ONMD at the closing of the Business Combination was approximately $20.0 million, which consisted of the Company’s shares of common stock, par value $0.0001 per share (“Common Stock”), valued at $10.00 per share, resulting in the issuance of 20,000,000 shares of Common Stock.

Upon the closing, each of Legacy ONMD’s outstanding convertible notes, with a fair value of $47.9 million, converted into 5,475,362 shares of the Company’s Common Stock.

Also, upon the closing, 3,853,797 shares of Series A-2 Preferred Stock and 3,204,000 shares of Series A-1 Preferred Stock converted into 6,261,553 shares of Common Stock. Legacy ONMD’s 612,670 outstanding stock options and 3,859,464 outstanding warrants converted into 543,057 and 3,420,945 shares, respectively, of Common Stock.

As a result of the above, the share figures in the consolidated statements of temporary equity and stockholders’ deficit for the year ended December 31, 2022 have been adjusted for the application of the recapitalization ratio of 0.88637847 per share.

The Company received net cash consideration of approximately $0.1 million and net liabilities of Data Knights of approximately $11.0 million. The net liabilities of Data Knights were as follows (in thousands):

Prepaid expenses and other current assets	$22
Accounts payable & accrued expenses	(4,501)
Loan extensions	(2,992)
Deferred underwriter fee payable	(3,525)
Warrant liability	(20)
$(11,016)

The Company incurred transaction costs of $0.9 million in connection with the Business Combination. Following consummation of the Business Combination, the Company owned all of the issued and outstanding equity interests in Legacy ONMD and its subsidiary, and the Legacy ONMD securityholders held approximately 78.2% of the Company. Following consummation of the Business Combination, the Company’s Common Stock and the Company’s Public Warrants began trading on the Nasdaq Global Market under the symbols “ONMD” and “ONMDW”, respectively.

Private Investment in Public Equity (“PIPE”) Financing

On June 28, 2023, the Company and Data Knights entered into a Securities Purchase Agreement (the “SPA”) with certain investors (collectively referred to as the “Purchasers”) for PIPE financing in the aggregate original principal amount of $1.5 million. Pursuant to the Securities Purchase Agreement, Data Knights issued and sold to each of the Purchasers, a new series of senior secured convertible notes (the “PIPE Notes”), which are convertible into shares of Common Stock at the Purchasers election at a conversion price equal to the lower of (i) $10.00 per share, or (ii) 92.5% of the lowest volume weighted average trading price for the ten (10) Trading Days immediately preceding the Conversion Date. The Purchasers’ $1.5 million investment in PIPE Notes closed and funded contemporaneous to the Closing of the Business Combination.

Effective immediately prior to the Closing, Data Knights issued the PIPE Notes to the Purchasers under the private offering exemptions under Securities Act of 1933, as amended (the “Securities Act”).

Deferred Underwriter Fees

In connection with the Business Combination, Data Knights entered into an agreement with their underwriters (“EF Hutton”) whereby EF Hutton agreed to waive the related merger underwriting fees that were payable at closing ($4.0 million) in exchange for allocated payments as follows: (i) $0.5 million in cash at closing; (ii) a $0.5 million promissory note that matured on March 1, 2024; and (iii) a transfer of 277,778 shares of Common Stock, which were valued at the closing stock price of $10.89 per share on June 28, 2023. If, five trading days prior to the six-month anniversary, the aggregate VWAP value of the 277,778 shares of Common Stock was lower than the original share value of $3.0 million, the Company was obligated to compensate EF Hutton at a new share price equal to the difference in amount on such date. Due to the decrease in share value on the six-month anniversary, the Company was required to either pay to EF Hutton an additional $2.8 million or issue to EF Hutton an additional 3,175,000 shares of Common Stock. In January 2024, the Company issued the original 277,778 shares of Common Stock as consideration for $0.2 million owed by the Company. In August 2024, the Company made a promissory note payment of $0.1 million.

As of December 31, 2024, the Company was obligated to pay EF Hutton the true-up of either $2.8 million or 3,175,000 shares of Common Stock valued at $0.88 per share, plus the remaining $0.4 million promissory note. Upon the occurrence of an event of default, the promissory note bears interest at a rate of 12.5% until such event of default is cured. The promissory note remained unpaid upon maturity on March 1, 2024, and the Company recorded interest expense of $0.1 million during the year ended December 31, 2024, because of the event of default. As of December 31, 2024 and 2023, deferred underwriter fees payable totaled $3.3 million and $3.5, respectively.

Loan Extensions

In connection with the Business Combination, the Company assumed Data Knights’ liabilities, which included existing loan extensions to related parties. The loan extensions were to be either repaid in cash or, at the option of the lender, exchanged for a fixed amount of Common Stock at a price of $10.00 per share upon the closing of a business combination or a similar event. At the closing of the Business Combination, all lenders provided notice to have their loans converted into shares upon the filing of a registration statement on Form S-1 with the SEC. As of December 31, 2024 and December 31, 2023, a registration statement has not yet been declared effective by the SEC, and a balance of $3.0 million remains outstanding on the Company’s consolidated balance sheets.